                                                REGISTRATION NO. 333-80039

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                             AMENDMENT NO. 1

                                    TO
                                   FORM S-4
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               ----------------

                     UNITED RENTALS (NORTH AMERICA), INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               ----------------

        DELAWARE                     7353                    06-1493538
     (STATE OR OTHER           (PRIMARY STANDARD          (I.R.S. EMPLOYER
     JURISDICTION OF              INDUSTRIAL             IDENTIFICATION NO.)
    INCORPORATION OR        CLASSIFICATION NUMBER)
      ORGANIZATION)

           (FOR CO-REGISTRANTS, PLEASE SEE "TABLE OF CO-REGISTRANTS"
                            ON THE FOLLOWING PAGE)

                          FOUR GREENWICH OFFICE PARK
                         GREENWICH, CONNECTICUT 06830
                                (203) 622-3131
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               BRADLEY S. JACOBS
                     UNITED RENTALS (NORTH AMERICA), INC.
                         GREENWICH, CONNECTICUT 06830
                                (203) 622-3131
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                               ----------------

 A COPY OF ALL COMMUNICATIONS, INCLUDING COMMUNICATIONS SENT TO THE AGENT FOR
                          SERVICE, SHOULD BE SENT TO:

        JOSEPH EHRENREICH, ESQ.                STEPHEN M. BESEN, ESQ.
 EHRENREICH EILENBERG KRAUSE & ZIVIAN        WEIL, GOTSHAL & MANGES LLP
                  LLP                             767 FIFTH AVENUE
          11 EAST 44TH STREET                 NEW YORK, NEW YORK 10153
       NEW YORK, NEW YORK 10017                    (212) 310-8000
            (212) 986-9700

                               ----------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
PUBLIC: As soon as practicable following the effectiveness of this Registration Statement and satisfaction of all other conditions to the exchange offer described in the prospectus included herein.

  If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

                        CALCULATION OF REGISTRATION FEE
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
                                                       PROPOSED
                                         PROPOSED      MAXIMUM
 TITLE OF EACH CLASS OF     AMOUNT       MAXIMUM      AGGREGATE    AMOUNT OF
    SECURITIES TO BE        TO BE     OFFERING PRICE   OFFERING   REGISTRATION
       REGISTERED         REGISTERED     PER UNIT      PRICE(1)       FEE
------------------------------------------------------------------------------
9% Senior Subordinated
 Notes Due 2009, Series
 B.....................  $250,000,000      100%      $250,000,000   $69,500
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Guarantees of the 9%
 Senior Subordinated
 Notes Due 2009,
 Series B(2)...........       NA            NA            NA           NA

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(1) The registration fee has been calculated pursuant to Rule 457(a) and Rule
    457(f)(2) under the Securities Act of 1933, as amended (the "Act"). The Proposed Maximum Aggregate Offering Price is estimated solely for the purpose of calculating the registration fee.
(2) Represents the guarantees of the 9% Senior Subordinated Notes due 2009, Series B, to be issued by the Co-Registrants. Pursuant to Rule 457(n) under the Act, no additional registration fee is being paid in respect of the guarantees. The guarantees are not traded separately.
                               ----------------
  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.

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

                            TABLE OF CO-REGISTRANTS

                                                (PRIMARY
                            (STATE OR OTHER     STANDARD
    EXACT NAME OF CO-       JURISDICTION OF    INDUSTRIAL
      REGISTRANT AS         INCORPORATION OR CLASSIFICATION  (I.R.S. EMPLOYER
 SPECIFIED IN ITS CHARTER    ORGANIZATION)      NUMBER)     IDENTIFICATION NO.)
-------------------------------------------------------------------------------
A&A Tool Rentals & Sales,
 Inc.                        California           7353          94-1729580
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ABZ Equipment, Inc.          Arizona              7353          86-0708381
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ACG, Inc.                    Indiana              7353          35-1581235
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Adco Equipment, Inc.         California           7353          95-3448693
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Alban Equipment Company      Ohio                 7353          31-4446904
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Arrow Equipment Company      Illinois             7353          36-2748973
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Bakersfield Compaction
 Equipment                   California           7353          77-0281198
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Blast Abrasives and
 Equipment Corp.             Indiana              7353          35-1821890
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BNR Equipment, Inc.          New York             7353          16-1487245
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California Equipment
 Rental Co.                  California           7353          33-0399617
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Churchman Equipment Co.      Indiana              7353          35-1576779
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Coran Enterprises,
 Incorporated                California           7353          94-2292438
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Dealers Service Company      New Jersey           7353          22-1944238
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Empire Equipment Rental &
 Ready Mix, Inc.             California           7353          68-0177395
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High Lift Equipment, Inc.    Wisconsin            7353          39-1757412
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High Reach Co., Inc.         Pennsylvania         7353          23-1737104
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Independent Scissor Lifts,   California           7353          94-2505169
 Inc.
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JBK, Inc.                    Ohio                 7353          34-1291932
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Koral Equipment Company,
 Inc.                        Massachusetts        7353          04-2474604
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Kubota of Grand Rapids,
 Inc.                        Michigan             7353          38-2700834
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Loftin's Rent-All, Inc.      Alabama              7353          63-0483871
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Madison Equipment Sales
 and Rental, Inc.            Alabama              7353          63-0972387
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Mark Equipment, Inc.         Alabama              7353          63-1023613
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Mercer Equipment Company     North Carolina       7353          56-1686482
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Misco Rents, Inc.            Indiana              7353          35-1804651
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Mission Valley Rentals,
 Inc.                        California           7353          94-2367404
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Palmer Equipment Company,
 Inc.                        Michigan             7353          38-2216420
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Paul E. Carlson, Inc.        Minnesota            7353          41-1346079
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Rental Tools & Equipment
 Co. International, Inc.     Maryland             7353          52-1178782
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Rentals Unlimited,
 Incorporated                Rhode Island         7353          05-0373691
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Rosedale Equipment Rental,
 Inc.                        California           7353          95-3389334
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Southern Equipment, Inc.     Louisiana            7353          72-0643772
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Space Maker Systems of
 Va., Inc.                   Virginia             7353          54-1696593
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Stephan's Tool Rental &
 Sales, Inc.                 Alaska               7353          92-0087418
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Thoesen Equipment, Inc.      Illinois             7353          36-3698654
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Tool Center of Texas, Inc.   Texas                7353          76-0215710
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

                                                (PRIMARY
                            (STATE OR OTHER     STANDARD
    EXACT NAME OF CO-       JURISDICTION OF    INDUSTRIAL
      REGISTRANT AS         INCORPORATION OR CLASSIFICATION  (I.R.S. EMPLOYER
 SPECIFIED IN ITS CHARTER    ORGANIZATION)      NUMBER)     IDENTIFICATION NO.)
-------------------------------------------------------------------------------
Tool Shed of Greenfield,
 Inc.                          Indiana            7353          35-2005542
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Tool Shed of Indianapolis,
 Inc.                          Indiana            7353          35-1398957
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Trench Safety Equipment
 Corp.                         Arizona            7353          86-0587911
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United Equipment Rentals
 of Houston, Inc.              Texas              7353          76-0551618
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United Rentals Aerial
 Equipment, Inc.               Delaware           7353          06-1520087
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United Rentals, Inc. (WA)      Washington         7353          91-1400269
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United Rentals Northwest,
 Inc.                          Oregon             7353          93-0257120
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United Rentals of
 Colorado, Inc.                Colorado           7353          84-1092722
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United Rentals of
 Kentucky, Inc.                Kentucky           7353          06-1522041
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United Rentals of
 Michigan, Inc.                Michigan           7353          38-2279574
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United Rentals of Nevada,
 Inc.                          Nevada             7353          88-0208294
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United Rentals of New
 England, Inc.                 New York           7353          06-1512550
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United Rentals of Southern
 California, Inc.              California         7353          95-2592018
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United Rentals of Utah,
 Inc.                          Utah               7353          06-1506299
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US Rentals, Inc.               Delaware           7353          94-3061974
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Westside Rentals, Inc.         Tennessee          7353          62-0942062
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Wynne Systems, Inc.            California         7353          33-0507674
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
  The Address, Including Zip Code, and Telephone Number, Including Area Code, of each of the Co-Registrant's Principal Executive Offices is c/o United Rentals (North America), Inc., Four Greenwich Office Park, Greenwich, Connecticut 06830, (203) 622-3131.

  The Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service for each of the Co-Registrants is Michael J. Nolan, c/o United Rentals (North America), Inc., Four Greenwich Office Park, Greenwich, Connecticut 06830, (203) 622-3131.

                             EXPLANATORY NOTE

  This Amendment No. 1 to Registration Statement is being filed solely to provide the calculation of registration fee table.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on June 9, 1999.

                                          United Rentals (North America), Inc.

                                                   /s/ Michael J. Nolan
                                          By: _________________________________
                                                    MICHAEL J. NOLAN
                                                 CHIEF FINANCIAL OFFICER

             SIGNATURES                        TITLE
                                                                     DATE

        /s/ Bradley S. Jacobs          Chairman, Chief           June 9, 1999
-------------------------------------   Executive Officer
          BRADLEY S. JACOBS             and Director
                                        (Principal
                                        Executive Officer)

                  *                    Director                  June 9, 1999
-------------------------------------
          WAYLAND R. HICKS

                  *                    Director                  June 9, 1999
-------------------------------------
            JOHN N. MILNE

                  *                    Director                  June 9, 1999
-------------------------------------
          WILLIAM F. BERRY

                                       Director
-------------------------------------
          JOHN S. MCKINNEY

                                       Director
-------------------------------------
            LEON D. BLACK

                                       Director
-------------------------------------
         RICHARD D. COLBURN


             SIGNATURES                         TITLE                DATE

                                        Director
               *                                            June 9, 1999
-------------------------------------
           RONALD M. DEFEO

                                        Director
-------------------------------------
          MICHAEL S. GROSS

                                        Director
-------------------------------------
         RICHARD J. HECKMANN

                                        Director
               *                                            June 9, 1999
-------------------------------------
          GERALD TSAI, JR.

                                        Director
               *                                            June 9, 1999
-------------------------------------
         CHRISTIAN M. WEYER

        /s/ Michael J. Nolan            Chief Financial
-------------------------------------    Officer (Principal      June 9, 1999
          MICHAEL J. NOLAN               Financial Officer)

       /s/ Peter R. Borzilleri          Vice President,
-------------------------------------    Corporate               June 9, 1999
         PETER R. BORZILLERI             Controller
                                         (Principal
                                         Accounting Officer)

      /s/ Michael J. Nolan                                  June 9, 1999

*By: ___________________________

        MICHAEL J. NOLAN

        ATTORNEY-IN-FACT

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, each co-registrant listed on the cover page of this Amendment No. 1 to Registration Statement has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on June 9, 1999.

                                          THE CO-REGISTRATION LISTED ON
                                          THE COVER PAGE OF THIS REGISTRATION
                                          STATEMENT

                                          By: /s/ Michael J. Nolan
                                             ----------------------------------
                                            Michael J. Nolan
                                            Vice President
                                            of each Co-Registrant

             SIGNATURES                        TITLE
                                                                     DATE

          /s/ John N. Milne            President and             June 9, 1999
-------------------------------------   Director of each
            JOHN N. MILNE               Co-Registrant
                                        (Principal
                                        Executive Officer)

        /s/ Michael J. Nolan           Vice President of         June 9, 1999
-------------------------------------   each
          MICHAEL J. NOLAN              Co-Registrant
                                        (Principal
                                        Financial Officer)

       /s/ Peter R. Borzilleri         Principal Accounting      June 9, 1999
-------------------------------------   Officer of each Co-
         PETER R. BORZILLERI            Registrant